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    As filed with the Securities and Exchange Commission on January 8, 1997

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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                        47-0801192
           (State of incorporation             (I.R.S, Employer
              or organization)              Identification Number)

                               4800 NW 1ST STREET
                            LINCOLN, NEBRASKA 68521
                    (Address of principal executive offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each class         Name of each exchange on which
             to be so registered         each class is to be registered

                    NONE                             NONE



       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                (Title of Class)

            This Registration Statement Contains a total of 4 pages.
                            Exhibit Index on page 4.



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ITEM 1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Transcrypt International, Inc. (the "Company") hereby incorporates by reference the description of securities contained in the Registration Statement on Form S-1 (Registration No, 333-14351) filed with the Securities and Exchange Commission on October 18, 1996, as amended and supplemented by the Company.

ITEM 2.          EXHIBITS

1. Second Amended and Restated Certificate of Incorporation of the Registrant, filed on September 30, 1996 with the Secretary of State of the State of Delaware (incorporated by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on October 18, 1996.)

2. Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on October 18, 1996.)

3.       Specimen Certificate for Common Stock (incorporated by reference from
         Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on November 21, 1996.)




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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         TRANSCRYPT INTERNATIONAL, INC.



Date: January 8, 1997          By: /s/ RANDAL P. HANSEN
                                   ---------------------------------
                                   Randal P. Hansen
                                   Vice President of Finance and
                                   Chief Financial Officer



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                               INDEX TO EXHIBITS

  EXHIBIT                                                                  PAGE
    NO.      EXHIBIT                                                        NO.
  -------    -------                                                       ----
     1.      Second Amended and Restated Certificate of Incorporation of
             the Registrant, filed on September 30, 1996 with the
             Secretary of State of the State of Delaware (incorporated by reference from Exhibit 3.1 to the Registrant's Registration
             Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on October 18, 1996.)

     2. Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant's Registration
             Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on October 18, 1996.)

     3. Specimen Certificate for Common Stock (incorporated by reference from Exhibit 4.1 to Amendment No. 1 to the Registrant's
             Registration Statement on Form S-1, Registration No. 333-14351, filed with the Securities and Exchange Commission on November 21, 1996.)




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